Exhibit 10.22

Power of Attorney

I, Shiwei Xu, a shareholder of Shanghai Qiniu Network Technology Co., Ltd. (the “Domestic Company”), with ID card number *, hereby irrevocably authorize Kongshan Network Technology (Shanghai) Co., Ltd. (the “Authorizee”) ) to exercise the following rights, powers and authorities during the validity period of this Power of Attorney:

Authorize the Authorizee to represent me to exercise all rights that I have as a shareholder of the Domestic Company in accordance with the laws and the Domestic Company’s articles of association, including but not limited to: proposing to convene a shareholders’ meeting, accepting any notice on the convening of the shareholders’ meeting and the rules of procedures, participating in the shareholders’ meeting and exercising all voting rights (including appointing and electing the directors, general manager, financial director and other officers of the Domestic Company as my authorized representative at the shareholders’ meeting of the Domestic Company, and deciding on the Domestic Company’s dividends, etc.), and selling or transferring all or any part of equity held by me in the Domestic Company.

If I am required by the Domestic Company to exercise voting rights or sign relevant documents in person in accordance with relevant laws and regulations, I shall exercise voting rights or sign relevant documents in accordance with the instructions of the Authorizee.

The Authorizee has the right to designate individuals appointed by its board of directors (or executive directors) to exercise the rights, powers and authorities authorized by the authorizer under this Power of Attorney.

Unless the Business Operation Agreement concluded by and among the Domestic Company, I, Guihua Lyu and the trustee is terminated early for any reason, the validity period of this Power of Attorney will be from the date of signing of this Power of Attorney to the date when the Domestic Company is legally dissolved.

Authorizer: Shiwei Xu

Signature:	/s/ Shiwei Xu

24 February 2012

Power of Attorney

I, Guihua Lyu, a shareholder of Shanghai Qiniu Network Technology Co., Ltd. (the “Domestic Company”), with ID card number *, hereby irrevocably authorize Kongshan Network Technology (Shanghai) Co., Ltd. (the “Authorizee”) ) to exercise the following rights, powers and authorities during the validity period of this Power of Attorney:

Authorize the Authorizee to represent me to exercise all rights that I have as a shareholder of the Domestic Company in accordance with the laws and the Domestic Company’s articles of association, including but not limited to: proposing to convene a shareholders’ meeting, accepting any notice on the convening of the shareholders’ meeting and the rules of procedures, participating in the shareholders’ meeting and exercising all voting rights (including appointing and electing the directors, general manager, financial director and other officers of the Domestic Company as my authorized representative at the shareholders’ meeting of the Domestic Company, and deciding on the Domestic Company’s dividends, etc.), and selling or transferring all or any part of equity held by me in the Domestic Company.

If I am required by the Domestic Company to exercise voting rights or sign relevant documents in person in accordance with relevant laws and regulations, I shall exercise voting rights or sign relevant documents in accordance with the instructions of the Authorizee.

The Authorizee has the right to designate individuals appointed by its board of directors (or executive directors) to exercise the rights, powers and authorities authorized by the authorizer under this Power of Attorney.

Unless the Business Operation Agreement concluded by and among the Domestic Company, I, Shiwei Xu and the trustee is terminated early for any reason, the validity period of this Power of Attorney will be from the date of signing of this Power of Attorney to the date when the Domestic Company is legally dissolved.

Authorizer: Guihua Lyu

Signature:	/s/ Guihua Lyu

24 February 2012